STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
MARCH 31, 2000

PHOTO OF: GIRL RUNNING.

STEIN ROE EQUITY FUND

YOUNG INVESTOR FUND

LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

CONTENTS

     From the President...............................................   1
       Stephen E. Gibson's thoughts on the equity markets and investing

     Performance Summary..............................................   4

     Fund Highlights..................................................   4

     The Companies We Invest In ......................................   6

     Questions & Answers..............................................   8
       An interview with Portfolio Managers David Brady and
       Erik Gustafson

     Portfolio of Investments.........................................   13
       A complete list of investments with market values

     Financial Statements.............................................   18
       Statements of assets and liabilities, operations and changes in net assets

     Notes to Financial Statements....................................   24

     Financial Highlights.............................................   27
       Selected per-share data and ratios



                Must be preceded or accompanied by a prospectus.

TO OUR SHAREHOLDERS

TO OUR SHAREHOLDERS:
During the past six months, investors in Stein Roe Young Investor Fund enjoyed a continuation of the long-running period of good returns and stock market strength. Technology and tele communications companies benefited from the continued growth of the Internet and provided much of the support for the market's strength during the period. As you will see on the pages that follow, the Fund continued to invest in both sectors.
     Young Investor Fund earned a 40.98% return during the six months ended March 31, 2000. This compares favorably to the broad-based, unmanaged Standard & Poor's 500 Index, which posted 17.50% for


Balloon Text: There are many companies working behind the scenes to make the Internet operate. Besides investing in companies you see on the Internet, such as America Online (1.4% of net assets), we invest in companies that may provide the transmission services, make the networks that operate the services, and manufacture the semiconductors and other hardware needed for operation.

TO OUR SHAREHOLDERS

(Continued)


     the same period. Higher interest rates later in the period created a challenging market environment, but your Fund's managers continued to do their homework and invest in those companies they felt had best quality and growth potential.
     According to the National Center for Health Statistics, new births are on the rise after years of decline.* More young people could mean a greater youth influence on the economic marketplace and thus, the stock market. It also could mean more young investors. Getting young people involved in investing is a growing trend of which we are proud to have been a part. While Young Investor Fund offers you long-term growth potential to help you reach your financial goals, it is also designed to help you learn about investing along the way. Many of you have been with the Fund for years and we look forward to serving your investment needs in the future. We hope you are proud to be among a class that will set examples for future generations of young investors.
 * Source: CNN Financial Network

TO OUR SHAREHOLDERS

(Continued)

     On the pages that follow, Dave Brady and Erik Gustafson, the Fund's portfolio managers, discuss their investment strategy for the past six months and their economic outlook for the near future. We encourage you to carefully review this report and visit us on the Internet at www.steinroe.com or www.younginvestor.com for more information about the Fund. We thank you for your continued confidence and we look forward to sharing many years of future investment success with you and your family.
 Sincerely,


 /s/ Stephen E. Gibson
 Stephen E. Gibson
 President
 May 15, 2000


     Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

Photo of: Stephen E. Gibson

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS THROUGH MARCH 31, 2000

                         SIX MONTHS
                        (CUMULATIVE)    ONE YEAR     FIVE YEARS     LIFE OF FUND
YOUNG INVESTOR FUND        40.98%        32.84%        30.72%          28.22%

Standard & Poor's
500 Index                  17.50%        17.93%        26.75%          24.93%


Due to market volatility after the close of the quarterly period, current performance is significantly lower than shown.

Stein Roe Young Investor Fund invests all of its investable assets in SR&F Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliate. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. The Fund began operations on 4/29/94. Benchmark information is from 4/30/94 to 3/31/00.



FUND HIGHLIGHTS

               Growth of a $10,000 Investment since Young Investor
                     Fund Began Operating on April 29, 1994
--------------------------------------------------------------------------------
LINE CHART:
                        YOUNG INVESTOR FUND          STANDARD & POOR'S 500 INDEX
4/29/94                 10040                        10163.5
09/30/94                10240                        10398.5
03/31/95                11413.6                      11408
09/30/95                14395.5                      13487.7
03/31/96                16466.5                      15066.4
09/30/96                19512.7                      16228.5
03/31/97                19293.7                      18052.3
09/30/97                24659.1                      22788.9
03/31/98                28909.5                      26710.8
09/30/98                24939.8                      24858.7
03/31/99                32791.2                      31649
09/30/99                30954.5                      31765.8
3/31/00                 43559                        37324

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. This illustration assumes a $10,000 investment on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment.

   Your Portfolio and its Benchmark Industry Weightings vs. the S&P 500 Index
                              As of March 31, 2000
--------------------------------------------------------------------------------
                                                   Young         S&P 500
                                               Investor Fund      Index
--------------------------------------------------------------------------------

Basic Materials                                      1%            2%
Consumer Cyclical                                   15%           12%
Consumer Non-Cyclical                                6%           15%
Energy                                               1%            6%
Financial                                            6%           13%
Industrial                                           6%            7%
Technology                                          53%           35%
Utilities                                           12%           10%


Balloon Text: The S&P 500 Index is made up of 500 companies usually considered to be a good representation of the thousands of companies that make up the overall U.S. stock market. We show how the Fund's assets are invested by sector compared to the Index. This shows how we are investing compared to the Indexes of the industries, or sectors, that are the largest part of the market and economy.



                                    Fund Data
--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE AND STRATEGY:
   Seeks to achieve long-term growth by investing in a portfolio primarily made up of common stocks and other equity securities. The Fund also has an educational objective to teach investors about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

   AGE OF FUND: 5 YEARS, 11 MONTHS

   NET ASSETS: $1,267.3 BILLION

   NUMBER OF SHAREHOLDERS: 179,641

                           THE COMPANIES WE INVEST IN

At the turn of the last century, most people did not have telephones in their homes. By the turn of this century, we used telephone and cellular phone services to communicate in ways our ancestors never dreamed possible. From the time the telephone was invented by Alexander Graham Bell in 1876, the telecommunications industry has experienced phenomenal growth through new product developments and expanded service capabilities. Today, this industry continues to forge new ground with the development of cellular phones and new ways of communicating with cellular service. For example, there are now cellular phones that can connect to anyplace in the world. Some people have cellular phones in their watches, and access the Internet from their cellular handsets.

     Companies in this industry are dedicated to perfecting new and better products and expanding their marketplace. Companies that operate in industries with such strong growth potential are companies we like to own in Young Investor Fund. Level 3 Communications (2.2% of net assets), one of the portfolio's holdings, is a company that has been experiencing rapid growth by providing products and services in the telecommunications industry. This company hopes to help create a new Internet generation that our young investors will grow up with. Its intent is to use the Internet to provide businesses with a full range of communication services, including local and long distance, and data transmission. As of March 31, 2000, 20.2% of the portfolio's total net assets were invested in companies that either make the products or provide the service that support the telecommunications industry. For a complete list of the Fund's holdings, see pages 13 - 17.

           TOP 10 PORTFOLIO HOLDINGS
           AS OF MARCH 31, 2000                 PERCENT OF  MAIN PRODUCT
           COMPANY                              NET ASSETS  OR SERVICE
------------------------------------------------------------------------------------------
1          Cisco Systems, Inc.                  4.8%        Computer Software and Services
------------------------------------------------------------------------------------------
2          Network Appliance, Inc.              3.2         Computer Software and Services
------------------------------------------------------------------------------------------
3          Microsoft Corp.                      2.9         Computer Software and Services
------------------------------------------------------------------------------------------
4          Atmel Corp.                          2.9         Semiconductors
------------------------------------------------------------------------------------------
5          Apple Computer, Inc.                 2.8         Computer Software and Services
------------------------------------------------------------------------------------------
6          EMC Corp.                            2.6         Computer Software and Services
------------------------------------------------------------------------------------------
7          Safeway, Inc.                        2.5         Retail
------------------------------------------------------------------------------------------
8          Maxim Integrated Products            2.5         Semiconductors
------------------------------------------------------------------------------------------
9          Veritas Software Corp.               2.4         Computer Software and Services
------------------------------------------------------------------------------------------
10         General Electric Co.                 2.4         Electrical Equipment


*    Holdings are disclosed as a percentage of SR&F Growth Investor Portfolio.
     Holdings are as of 3/31/00 and are subject to change.

                    AN INTERVIEW WITH TH E PORTFOLIO MANAGERS

Q&A with David Brady and Erik Gustafson, portfolio managers of Stein Roe Young Investor Fund and SR&F Growth Investor Portfolio.

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD FROM SEPTEMBER 30, 1999 TO MARCH 31, 2000?

A. Stein Roe Young Investor Fund posted strong performance, returning 40.98% for the six-month period. Economic expansion continued to support the market for growth stocks of all sizes. As always, we focused our attention on owning the companies we believed had strong enough growth characteristics to help us attain strong performance.

Q. DID A PARTICULAR MARKET SECTOR DRIVE THE PORTFOLIO'S PERFORMANCE?

A. Technology holdings posted the strongest returns during the period. Growth of the Internet and other technology products and services continued to make technology the fastest growing sector of the economy. The Portfolio owned companies in many areas of the technology market. Outstanding performers were companies that support the Internet such as Cisco Systems and Network Appliance (4.8% and 3.2% of net assets, respectively), semiconductor companies such as Atmel and KLA (2.9% and 1.8% of net assets, respectively), and hardware manufacturer Apple Computer (2.8% of net assets).

Q. SO RECENT WEAKNESS IN TECHNOLOGY STOCKS DID NOT PROMPT YOU TO REDUCE YOUR OVERALL POSITION?

A. No, we used the recent weakness to add to our technology position. At the end of the period, 53% of the Fund's assets were in the technology sector, up from 35% at the start of the period. We seek those technology companies with growth potential and continue to find exciting opportunities in this area. We bought Rational Software (1.1% of net assets), a company that should benefit from increased business transaction traffic on the Internet and purchased Motorola (2.0% of net assets) based on the success of their semiconductor and cellular products.

Q. WHAT OTHER SECTORS DID YOU FAVOR?

A. The telecommunications market is another area that has shown a lot of growth and has been driving the stock market. We own several companies that have benefited from this growth, including Nextlink Communications, a competitive local exchange carrier, and Level 3 Communications, a provider of high-speed Internet and telephone transmission services (1.7% and 2.2% of net assets, respectively).

Photo of: David Brady and  Erik Gustafson

AN INTERVIEW WITH THE PORTFOLIO MANAGERS

(Continued)

Q. TELL US ABOUT SOME OF THE PORTFOLIO'S OTHER NEW HOLDINGS.

A. We added several new names to the portfolio. We look not only to own companies that are directly benefiting from the growth in a particular industry, but those that support the industry's infrastructure as well. For example, we bought companies such as Vodafone (1.9% of net assets), that have benefited directly from the demand for more cellular phones and services. We also bought Crown Castle International (1.8% of net assets), a company which should benefit indirectly from the same trend. Crown Castle owns and operates wireless communications and broadcast transmission infrastructure such as towers and monopoles. An increase in cellular service can mean an increase in antennas, and we believe this tower company would benefit from that demand.

Q. DID YOU SELL ANY NOTABLE POSITIONS?

A. We constantly assess the Portfolio's holdings and if a company does not meet our goals for growth potential, we generally sell it. We had been positive on Mattel for a long time, but when their acquisitions did not


Balloon Text: An industry's infrastructure refers to the basic framework or features that support the industry. For example, Crown Castle operates the towers that hold the antennas that transmit cellular service.

turn out as planned and the market for toy companies weakened, we sold the stock. We also sold Royal Caribbean Cruise Lines because the company's future growth potential became less attractive.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET IN COMING MONTHS?
A. We look forward to more good times ahead in the form of a strong market for growth stocks. The economy appears to be on track to maintain its record 4% growth rate streak. Inflation seems under control and high oil prices seem to have peaked. Positive movement on interest rates by the Federal Reserve should be the ultimate catalyst for the market in the second half of the year.
     Technology should continue to be an area to watch as companies spend more to lower costs and improve services. We believe the Internet and wireless communications services and equipment will continue to expand their markets. The financial services sector would be in a

Balloon Text:The Federal Reserve is the central bank of the United States. Created by Congress in 1913, it is responsible for maintaining a sound banking system and a healthy economy. The Federal Reserve acts as a bank for other banks and the U.S. government. It also serves as a regulator of financial institutions. One of its most important functions is maintaining short-term interest rates.

AN INTERVIEW WITH THE PORTFOLIO MANAGERS

(Continued)

position to rebound if interest rates remain firm or move lower. Companies that can grow their sales and increase their earnings will continue to be the companies that we want the Portfolio to own. We plan to continue to invest in a mix of conservative, stable companies balanced by a mix of smaller-capitalization, aggressive-growth names.

An investment in the Fund and smaller company stocks offers significant long-term growth potential, but also involves certain risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 3/31/00 and are subject to change.

SR&F GROWTH INVESTOR PORTFOLIO

PORTFOLIO OF INVESTMENTS AT MARCH 31, 2000 (UNAUDITED, IN THOUSANDS)



COMMON STOCKS - 98.1%                                  SHARES       VALUE
                                                     --------     -------
FINANCE, INSURANCE & REAL ESTATE - 6.3%
   DEPOSITORY INSTITUTIONS - 0.7%
   Texas Regional Bancshares, Class A                     375     $ 9,539

   FINANCIAL SERVICES - 2.2%
   The Goldman Sachs Group, Inc.                          300      31,537

   INSURANCE CARRIERS - 2.1%
   Citigroup, Inc.                                        600      29,656

   NONDEPOSITORY CREDIT INSTITUTIONS - 1.3%
   Household International, Inc.                          500      18,656

MANUFACTURING - 32.8%
   CHEMICALS & ALLIED PRODUCTS - 2.9%
   American Home Products Corp.                           300      14,479
   Johnson & Johnson                                      450      14,012
   Minerals Technologies, Inc.                            300      13,369
                                                                  -------
                                                                   41,860
   COMMUNICATIONS EQUIPMENT - 3.9%
   Comverse Technology, Inc. (a)                          300      28,350
   Motorola, Inc.                                         200      28,475
                                                                  -------
                                                                   56,825
   ELECTRICAL INDUSTRIAL EQUIPMENT - 2.4%
   General Electric Co.                                   255      34,141

   ELECTRONIC & ELECTRICAL EQUIPMENT - 4.7%
   Atmel Corp. (a)                                        700      41,300
   Intuit, Inc. (a)                                       500      27,187
                                                                  -------
                                                                   68,487
   ELECTRONIC COMPONENTS - 2.5%
   Maxim Integrated Products (a)                          500      35,531

   MACHINERY & COMPUTER EQUIPMENT - 10.2%
   Apple Computer, Inc.                                   275      40,744
   Cisco Systems, Inc. (a)                                800      69,581
   EMC Corp. (a)                                          300      37,500
                                                                  -------
                                                                  147,825

SR&F GROWTH INVESTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED, IN THOUSANDS) (CONTINUED)


                                                       SHARES       VALUE
                                                     --------     -------
MANUFACTURING - 32.8% (CONTINUED)
   MEASURING & ANALYZING INSTRUMENTS - 1.8%
   KLA - Tencor Corp. (a)                                 300    $ 25,275

   MISCELLANEOUS MANUFACTURING - 0.8%
   Hasbro, Inc.                                           700      11,550

   OFFICE MACHINES - 1.5%
   Pitney Bowes, Inc.                                     500      22,344

   STONE, CLAY, GLASS & CONCRETE - 2.1%
   Corning, Inc.                                          160      31,040

RETAIL TRADE - 6.0%
   FOOD STORES - 2.5%
   Safeway, Inc. (a)                                      800      36,200

   MISCELLANEOUS RETAIL - 1.5%
   Walgreen Co.                                           850      21,888

   RESTAURANTS - 2.0%
   McDonald's Corp.                                       750      28,172

SERVICES - 26.9%
   AMUSEMENT & RECREATION - 0.4%
   Cedar Fair, L.P.                                       315       6,261

   BUSINESS SERVICES - 3.1%
   Equant NV - NY Registered Shares (a)                   200      17,013
   Sun Microsystems, Inc. (a)                             300      28,111
                                                                  -------
                                                                   45,124
   COMPUTER RELATED SERVICES - 4.6%
   America Online, Inc. (a)                               300      20,175
   Network Appliance, Inc. (a)                            550      45,513
                                                                  -------
                                                                   65,688

SR&F GROWTH INVESTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED, IN THOUSANDS) (CONTINUED)


                                                       SHARES       VALUE
                                                     --------     -------
SERVICES - 26.9% (CONTINUED)
   COMPUTER SOFTWARE - 12.1%
   Doubleclick (a)                                        100     $ 9,362
   Foundry Networks, Inc. (a)                             100      14,375
   Inktomi Corp. (a)                                      100      34,125
   Microsoft Corp. (a)                                    400      42,500
   Rational Software Corp. (a)                            200      15,300
   Tibco Software, Inc. (a)                               300      24,450
   Veritas Software Corp. (a)                             200      34,388
                                                                ---------
                                                                  174,500
   ENGINEERING, ACCOUNTING, RESEARCH &
   MANAGEMENT - 2.7%
   Gemstar (a)                                            200      17,200
   Genentech, Inc. (a)                                     98      14,896
   Paychex, Inc.                                          450      23,569
                                                                ---------
                                                                   55,665
   MOTION PICTURES - 3.9%
   Walt Disney                                            800      33,100

   TRAVEL SERVICES - 0.1%
   Sabre Group Holdings                                    55       2,032

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 26.1%
   BROADCASTING - 7.2%
   AT&T Liberty Media A (a)                               500      29,625
   Clear Channel Communications (a)                       400      20,719
   Hispanic Broadcasting Corp. (a)                        280      31,710
   Univision Communications, Inc. Class A (a)             200      22,600
                                                                ---------
                                                                  104,654
   COMMUNICATIONS - 3.0%
   Crown Castle International Corp. (a)                   700      26,512
   Nextlink Communications, Inc. Class A (a)              200      24,737
                                                                ---------
                                                                   51,249

SR&F GROWTH INVESTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED, IN THOUSANDS) (CONTINUED)



                                                       SHARES       VALUE
                                                     --------   ---------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 26.1% (CONTINUED)
   ELECTRIC SERVICES - 3.6%
   AES Corp. (a)                                          400    $ 31,500
   Calpine Corp. (a)                                      200      18,800
                                                                ---------
                                                                   50,300
   GAS SERVICES - 1.4%
   Kinder Morgan, Inc.                                    600      20,700

   TELECOMMUNICATIONS - 10.9%
   Level 3 Communications, Inc. (a)                       300      31,725
   MCI WorldCom, Inc. (a)                                 400      18,125
   NTL, Inc. (a)                                          300      27,844
   Qwest Communications International (a)                 583      28,278
   Sonera Oyj ADR                                         350      23,231
   Vodafone AirTouch PLC ADR                              600      27,781
                                                                ---------
                                                                  156,984
                                                                ---------

TOTAL COMMON STOCKS (Cost $837,584) (b)                         1,416,783

SR&F GROWTH INVESTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED, IN THOUSANDS) (CONTINUED)


                                                          PAR       VALUE
                                                     --------   ---------
SHORT-TERM OBLIGATIONS

COMMERCIAL PAPER - 1.2%
Associates Corp. of North America 4.16%(c) 04/03/00   $16,690   $  16,684
                                                                ---------
OTHER ASSETS, LESS LIABILITIES 0.7%                                 9,707
                                                                ---------
NET ASSETS 100.0%                                              $1,443,174
                                                               ==========

NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) At March 31, 2000, the cost of investments for federal income tax purposes was identical. Net unrealized appreciation was $579,199, consisting of gross unrealized appreciation of $600,366 and gross unrealized depreciation of $21,167.

(c)  Rate represents yield at time of purchase.

                  Acronym                       Name
                  -------                       ----
                    ADR              American Depositary Receipt


See accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MARCH 31, 2000
(All amounts in thousands)


ASSETS
Investments, at market value (cost $837,584)                       $1,416,783
Short-term obligations                                                 16,684
Cash                                                                       13
Receivable for investments sold                                        31,265
Dividends receivable                                                      300
Other                                                                     184
                                                                   ----------
   Total assets                                                     1,465,229
                                                                   ----------

LIABILITIES
Payable for investments purchased                                      21,196
Accrued:
   Management fee                                                         688
   Bookkeeping fee                                                          5
   Transfer agent fee                                                       1
Other                                                                     165
                                                                   ----------
   Total Liabilities                                                   22,055
                                                                   ----------
   Net Assets                                                      $1,443,174
                                                                   ==========

See accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (Unaudited)
(All amounts in thousands)


INVESTMENT INCOME
Dividends                                                             $ 4,130
Interest                                                                  472
                                                                     --------
   Total investment income                                              4,602
                                                                     --------

EXPENSES
Management fee                                                          3,472
Bookkeeping fee                                                            28
Transfer agent fee                                                          3
Legal & audit fees                                                          9
Trustees' fees                                                             12
Custodian fee                                                              12
Other                                                                      12
                                                                     --------
   Total expenses                                                       3,548
                                                                     --------
   Net investment income                                                1,054
                                                                     --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                       70,819
Net change in unrealized appreciation/depreciation on investments     345,693
                                                                     --------
   Net gain                                                           416,512
                                                                     --------
   INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $417,566
                                                                     ========


See accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                    (Unaudited)
                                                    Six Months           Year
                                                         Ended          Ended
                                                     March 31,  September 30,
                                                          2000           1999
                                                    ----------  -------------
OPERATIONS
Net investment income                               $    1,054     $    2,122
Net realized gain on investments                        70,819            944
Net change in unrealized appreciation/depreciation
   on investments                                      345,693        169,408
                                                    ----------     ----------
   Net increase in net assets resulting from
      operations                                       417,566        172,474
                                                    ----------     ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                          356,881        274,918
Withdrawals                                           (318,113)      (183,222)
                                                    ----------     ----------
   Net increase from transactions in investors'
      beneficial interest                               38,768         91,696
                                                    ----------     ----------
   Net increase in net assets                          456,334        264,170

NET ASSETS
Beginning of year                                      986,840        722,670
                                                    ----------     ----------
End of year                                         $1,443,174     $  986,840
                                                    ==========     ==========

See accompanying Notes to Financial Statements.

STEIN ROE YOUNG INVESTOR FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MARCH 31, 2000
(All amounts in thousands, except per-share data)


ASSETS
Investment in Portfolio, at value                                  $1,253,339
Receivable for fund shares sold                                        15,063
Other                                                                     349
                                                                   ----------
   Total Assets                                                     1,268,751
                                                                   ----------

LIABILITIES
Payable for fund shares repurchased                                       640
Accrued:
   Administrative fee                                                     180
   Bookkeeping fee                                                          5
   Transfer agent fee                                                     410
Other                                                                     199
                                                                   ----------
   Total Liabilities                                                    1,434
                                                                   ----------
   Net Assets                                                      $1,267,317
                                                                   ==========

ANALYSIS OF NET ASSETS
Paid-in capital                                                    $  678,951
Overdistributed net investment income                                  (2,117)
Accumulated net realized gain allocated Portfolio                      66,254
Net unrealized appreciation allocated Portfolio                       524,229
                                                                   ----------
   Net Assets                                                      $1,267,317
                                                                   ==========
Shares outstanding (unlimited number authorized)                       33,108
                                                                   ==========
Net asset value per share                                          $    38.28
                                                                   ==========

See accompanying Notes to Financial Statements.

STEIN ROE YOUNG INVESTOR FUND
STATEMENT OF OPERATIONS (Unaudited)
FOR THE SIX MONTHS ENDED MARCH 31, 2000
(All amounts in thousands)


INVESTMENT INCOME
Dividend income allocated from Portfolio                             $  3,655
Interest income allocated from Portfolio                                  417
                                                                     --------
   Total investment income                                              4,072
                                                                     --------

EXPENSES
Expenses allocated from Portfolio                                       3,129
Administrative fee                                                        939
Transfer agent fee                                                      1,707
Bookkeeping fee                                                            26
Trustees' fees                                                              4
Legal & audit fees                                                          8
Reports to shareholders                                                    50
Custodian fee                                                               1
Registration fees                                                          22
Other                                                                     303
                                                                     --------
   Total expenses                                                       6,189
                                                                     --------
   Net investment loss                                                 (2,117)
                                                                     --------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   ALLOCATED FROM PORTFOLIO
Net realized gain                                                      71,573
Net change in unrealized appreciation/depreciation                    293,823
                                                                     --------
         Net gain                                                     365,396
                                                                     --------
   INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $363,279
                                                                     ========

See accompanying Notes to Financial Statements.

STEIN ROE YOUNG INVESTOR FUND
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)
                                                    (Unaudited)
                                                    Six months           Year
                                                         ended          ended
                                                     March 31,  September 30,
                                                          2000           1999
                                                    ----------  -------------
OPERATIONS
Net investment loss                                $    (2,117)     $  (3,184)
Net realized gain allocated from Portfolio              71,573          4,240
Net change in unrealized appreciation/depreciation
   allocated from Portfolio                            293,823        158,189
                                                    ----------     ----------
Net increase in net assets resulting
   from operations                                     363,279        159,245
                                                    ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized capital gains          (10,173)       (18,152)
                                                    ----------     ----------

FUND SHARE TRANSACTIONS
Receipts for shares sold                               330,367        335,052
Value of distributions reinvested                       10,047         17,877
Cost of shares repurchased                            (306,777)      (299,472)
                                                    ----------     ----------
   Net increase from fund share transactions            33,637         53,457
                                                    ----------     ----------
   Net increase in net assets                          386,743        194,550

NET ASSETS
Beginning of period                                    880,574        686,024
                                                    ----------     ----------
End of period                                       $1,267,317     $  880,574
                                                    ==========     ==========

OVERDISTRIBUTED NET INVESTMENT INCOME AT
   END OF  PERIOD                                   $   (2,117)    $       --
                                                    ==========     ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Sold                                                     9,661         11,915
Issued for distributions reinvested                        312            741
   Repurchased                                          (8,980)       (10,786)
                                                    ----------     ----------
   Net increase in fund shares                             993          1,870
Shares outstanding at beginning of period               32,115         30,245
                                                    ----------     ----------
Shares outstanding at end of period                     33,108         32,115
                                                    ==========     ==========

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(Unaudited, all amounts in thousands)


NOTE 1.  ORGANIZATION
--------------------------------------------------------------------------------

         Stein Roe Young Investor Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.
              The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. At commencement, the Fund contributed $292,104 in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At March 31, 2000, Stein Roe Young Investor Fund owned 86.8 percent of the Portfolio.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         The following summarizes the significant accounting policies of the Fund and Portfolio. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         SECURITY VALUATIONS
         Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation.

         Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

         INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
         Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

         FEDERAL INCOME TAXES
         No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

         DISTRIBUTION TO SHAREHOLDERS
         The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3.  TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         MANAGEMENT & ADMINISTRATIVE FEES
         The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment Advisor and Administrator.
              The management fee for the Portfolio is computed at an annual rate of 0.60% of the Portfolio's average daily net assets up to $500 million, 0.55% of the next $500 million, and 0.50% thereafter. The administrative fee for the Fund is computed at an annual rate of 0.20% of the Fund's average daily net assets up to $500 million, 0.15% of the next $500 million, and 0.125% thereafter.

         BOOKKEEPING FEE
         The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million.

         TRANSFER AGENT FEE
         Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of Liberty, provides shareholder services to the Fund for a monthly fee equal to 0.22% annually of the Fund's average daily net assets and receives reimbursement for certain out of pocket expenses.

         OTHER
         Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any other trustee or officer of the Trust who is affiliated with the Advisor.

NOTE 4.  SHORT-TERM DEBT
--------------------------------------------------------------------------------

         To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the six months ended March 31, 2000.

NOTE 5.  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended March 31, 2000, were $574,713 and $522,671, respectively.

SR&F GROWTH INVESTOR PORTFOLIO

FINANCIAL HIGHLIGHTS
                              (Unaudited)
                              Six months
                                   ended       Years ended         Period ended
                               March 31,      September 30,       September 30,
                                    2000       1999       1998           1997(a)
                               ---------    -------    -------    -------------
Ratio of net expenses to
   average net assets              0.57%(b)   0.59%      0.62%          0.63%(b)
Ratio of net investment
    income to average net assets   0.17%(b)   0.25%      0.42%          0.54%(b)
Portfolio turnover rate              43%        45%        45%            38%

(a)  From commencement of operations on February 3, 1997.

(b)  Annualized.

STEIN ROE YOUNG INVESTOR FUND

FINANCIAL HIGHLIGHTS

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                (Unaudited)
                                                 Six Months
                                                      ended
                                                  March 31,                          Years ended September 30,
                                                       2000           1999          1998          1997           1996         1995
                                               ------------   ------------  ------------  ------------   ------------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $      27.42   $      22.68  $      22.75  $      18.64   $      14.29  $     10.24
                                               ------------   ------------  ------------  ------------   ------------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                      (0.07)         (0.10)        (0.06)        (0.04)          0.05         0.06
Net realized and unrealized gains
  on investments
  allocated from Portfolio                            11.25           5.44          0.31          4.79           4.86         4.07
                                               ------------   ------------  ------------  ------------   ------------  -----------
    Total from investment operations                  11.18           5.34          0.25          4.75           4.91         4.13
                                               ------------   ------------  ------------  ------------   ------------  -----------
DISTRIBUTIONS
   Net investment income                                --              --            --         (0.02)         (0.05)       (0.08)
   Net realized capital gains                         (0.32)         (0.60)        (0.32)        (0.62)         (0.51)          --
                                               ------------   ------------  ------------  ------------   ------------  -----------
     Total distributions                              (0.32)         (0.60)        (0.32)        (0.64)         (0.56)       (0.08)
                                               ------------   ------------  ------------  ------------   ------------  -----------
NET ASSET VALUE, END OF PERIOD                 $      38.28   $      27.42  $      22.68  $      22.75   $      18.64  $     14.29
                                               ============   ============  ============  ============   ============  ===========
Ratio of net expenses to average net assets         1.12%(e)         1.18%         1.31%      1.43% (b)      1.21% (b)    0.99% (b)
Ratio of net investment income (loss)
  to average net assets                           (0.38)%(e)       (0.37)%       (0.28)%    (0.25)% (c)      0.30% (c)    0.47% (c)
Portfolio turnover rate                                 N/A            N/A           N/A        22% (d)        98% (d)      55% (d)
Total return                                       40.98%(f)        23.89%         1.14%     26.37% (c)     35.55% (c)   40.58% (c)
Net assets, end of year (000's)                $  1,267,317   $    880,574  $    686,024  $    475,506   $    179,089      $31,401

                                       28

(a) Per share data was calculated using average shares outstanding during the period.

(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Advisor, this ratio would have been 1.49%, 2.04% and 2.87% for the years ended September 30, 1997, 1996 and 1995, respectively.

(c)  Computed giving effect to the Advisor's expenses limitation undertaking.

(d) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

(e)  Annualized.

(f)  Not annualized.


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                                       31

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                                       32

INVESTMENT TRUST

TRUSTEES
--------------------------------------------------------------------------------

John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Executive Vice President, Liberty Financial
  Companies Inc.
Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Executive Vice President-Corporate
  Development, General Counsel and
  Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair
  Capital Partners


OFFICERS
--------------------------------------------------------------------------------

Stephen E. Gibson, President
William D. Andrews, Executive
  Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive
  Vice President, Secretary
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
Denise Chasmer, Vice President
J. Kevin Connaughton, Vice President
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Gail D. Knudsen, Vice President
Lynn C. Maddox, Vice President
Mary D. McKenzie, Vice President
Art McQueen, Vice President
Nicholas Norton, Vice President
Michael Fisher, Assistant Treasurer


AGENTS AND ADVISORS
--------------------------------------------------------------------------------

Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers  LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED-INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Large Company Focus Fund
Capital Opportunities Fund
International Fund
Small Company Growth Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.


                                                  S14-03/080B-0400 (5/00) 00/706